UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): May 16, 2007

000-14136

(Commission file number)

CARDIUM THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	27-0075787
(State of incorporation)	(IRS Employer Identification No.)

3611 Valley Centre Drive, Suite 525 San Diego, California 92130	(858) 436-1000
(Address of principal executive offices)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On May 16, 2007, Cardium Therapeutics, Inc., a Delaware corporation (“Cardium”), issued a press release announcing that Innercool Therapies, Inc. (“InnerCool”), its wholly-owned subsidiary, would be presenting InnerCool’s two next-generation medical device systems designed to provide comprehensive solutions to patient temperature modulation at the upcoming Symposium on Neurological Emergencies & Neurological Care on May 25, 2007 at the New York Academy of Medicine in New York City, New York.

Also on May 16, 2007, Cardium issued a second press release announcing the start of patient recruitment for its Phase 3 clinical trial (AWARE) to evaluate the therapeutic effects of its lead product candidate, Generx™ (alferminogene tadenovec, Ad5FGF-4), in women for the potential treatment of myocardial ischemia.

Copies of the press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2 and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1	Press Release dated May 16, 2007, of Cardium relating to InnerCool’s two next-generation medical devise systems.

99.2 Press Release dated May 16, 2007, of Cardium relating to the initiation of its Phase 3 AWARE clinical study for Generx.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIUM THERAPEUTICS, INC.

Date: May 22, 2007	By:	/s/ Christopher J. Reinhard
Christopher J. Reinhard
Chief Executive Officer